(full page graphic: Mt.Vernon)
(Graphic, logo: The American Funds Group(R))
Washington Mutual Investors Fund
2001 Annual Report for the year ended April 30

Washington Mutual Investors Fund(SM) is one of the 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Washington Mutual Investors Fund seeks to provide income and growth of principal through investments in quality common stocks.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2001 (the most recent calendar quarter):

Class A Shares                                   1 year    5 years  10 years

   Reflecting 5.75% maximum sales charge         +2.05%    +13.48%   +14.33%

Results for other share classes can be found on page 31.

There are several ways to invest in Washington Mutual Investors Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares are subject to annual expenses about 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, have higher expenses (about 0.06% a year) than do Class A shares, and an annual asset-based fee charged by the sponsoring firm. Because expenses are first deducted from income, dividends for each class will vary.

Figures shown are past results and are not predictive of future results. Share price and return will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity.

(graphic: thumbnail image of cover)
About Our Cover:

The artwork on our cover is a view of Mount Vernon from the northeast, attributed to Edward Savage, oil on canvas, c. 1792. It is one of the earliest depictions of the mansion.

About Other Art in This Report:

Photos throughout this report are of items and rooms in a miniature model of Mount Vernon. For more details on the model, see the inside back cover.

(photo)

Fellow Shareholders:

We are pleased to report that for the 12 months ended April 30 _ Washington Mutual Investors Fund's 2001 fiscal year _ the value of the Fund's shares rose 13.5%, assuming reinvestment of income dividends totaling 58 cents a share and a capital gain distribution of $2.495 a share. These results contrasted with a decline of 12.9% for the unmanaged Standard & Poor's 500 Composite Index, with dividends reinvested. (The Index tracks 500 relatively large companies listed on U.S. exchanges.)

As the Fund's fiscal year progressed, many investors moved away from high-technology shares to stocks of companies demonstrating sustained growth of earnings and dividends. During this period, technology stocks took an extremely hard tumble. On page 2, you will find a discussion of this and other developments from the perspective of our investment adviser, Capital Research and Management Company.

Following six increases in short-term interest rates between June 1999 and May 2000, a decline in business activity became evident and public confidence in the economy slipped. On January 3, 2001, the Federal Reserve reversed course and reduced the federal funds rate by 50 basis points, or half of one percentage point. This was followed by identical cuts on January 31, March 20, April 18, and May 15. Although it may take some time, we believe these actions, together with the recently enacted tax reduction bill, should stimulate business activity and help strengthen the economy.

Since our last report to you six months ago, 17 new names have appeared in your Fund's portfolio: ALLTEL, Dell Computer, Dow Jones & Co., Gap, General Electric, Halliburton, Intel, Mead, MGIC Investment, Oracle, PNC Financial Services Group, Rockwell International, Sun Microsystems, Target, TJX Companies, TXU, and Xilinx. Four companies were eliminated: Associates First Capital (acquired by Citigroup), First Data, International Flavors & Fragrances, and Thomas & Betts.

While in recent years the percentage of S&P 500 companies paying dividends has decreased, the average yield of all stocks in the Fund's portfolio is currently 2.2% _ well above the 1.3% average yield of the stocks in the S&P 500. It is anticipated that the trend of decreasing dividend payouts will require Washington Mutual to reduce the amount of its quarterly dividend. However, the Fund will strive to provide increasing annual dividend income to shareholders who reinvest their capital gains _ an accomplishment that has been achieved every year since the Fund's inception, including this past year.

On March 16, the Fund's Board of Directors elected four new Advisory Board members: Louise M. Cromwell, C. Richard Pogue, Linda D. Rabbitt, and William J. Shaw. All are outstanding leaders in their respective fields of endeavor and your Fund will benefit from their advice.

Questions and comments from shareholders are always welcome. Information about the Fund is available from your financial adviser and from the American Funds Web site, americanfunds.com. Washington Mutual's next shareholder report will cover the six months ending October 31 _ the first half of our 2002 fiscal year.

Cordially,
(signatures)

Stephen Hartwell        James H. Lemon, Jr            Harry J. Lister
Chairman of the Board   Vice Chairman of the Board    President of the Fund 1

Investment Adviser's Report

Washington Mutual's results for fiscal 2001 matched almost exactly the 13.6% average annual total return recorded by the Fund over its 49-year lifetime. At the same time, the results surpassed, by a wide margin, not only the S&P 500, which was down 12.9%, but other stock market measures as well. For the 12 months, the New York Stock Exchange Composite Index, a market-value weighted index of all NYSE stocks, had a negative total return of 1.4%. The Dow Jones Industrial Average, a price-weighted average of 30 blue-chip stocks, was up just 1.7%.

The most dramatic contrast was with the Nasdaq Composite Index, which is dominated by technology stocks. That index was down 45.2% for the fiscal year and nearly 70% between March 2000 and April 2001. Some Internet stocks were off even more _ as much as 80% to 90% from their highs during the speculative boom. As those figures suggest, the Fund's results were achieved in a drastically altered investment climate. Throughout much of the period, technology stocks that had soared to absurd levels retreated sharply before recovering some lost ground during the spring. Meanwhile, attractively priced stocks of well-established companies _ many of which operate in comparatively unglamorous industries _ came back into favor.

This shift in sentiment began in March 2000 _ just before the start of the Fund's fiscal year _ and has worked to our advantage. When the dot-com bubble burst, the portfolio contained very few technology stocks and was concentrated in reasonably valued companies with a solid record of earnings and dividends that can provide income as well as growth.

As often happens when a large group of securities decline severely, the good are hammered along with the bad. We took advantage of this and, in recent months, added to the portfolio about a half-dozen sound, well-managed technology-oriented firms that meet the Fund's high standards. These are listed along with other additions to the portfolio in the Shareholder Letter.

The Economic Picture

The investment climate changed during fiscal 2001 in another important respect. Early in the period, the economic news was generally positive. Starting in the fall, however, evidence that business conditions were deteriorating caused uneasiness among many investors. There was a sharp drop in the market averages in November, followed by further weakness later in the winter. When the fiscal year ended, the overall pace of business activity was still slowing, although the signals were somewhat mixed. There were reports of substantial layoffs and cutbacks in capital spending. Orders for computer equipment were down and inventories were abnormally large. Consumer spending appeared to be holding its own, however, and fears that the economy might be about to collapse were subsiding. Since then, there has been growing confidence that the nation's monetary authorities will succeed in preventing the slowdown from turning into a recession.

The actions taken by the Federal Reserve in fiscal 2001 deserve a closer look. When our fiscal year began in May 2000, the Fed was concerned primarily with the threat of higher inflation and was still in the process of raising interest rates. Eight months later, when it began pursuing an easier monetary policy, it did so in emphatic fashion. The five reductions in short-term rates that were announced between early January and mid-May of this year represented the strongest stimulative action taken by the central bank to combat signs of weakness in more than 15 years.

The Fund's Investments

The portfolio in this report shows how Washington Mutual's assets were diversified at fiscal year-end. The five largest industry positions as a percentage of net assets were Banks (11.5%), Oil & Gas (8.9%), Electric Utilities (6.9%), Pharmaceuticals (6.7%), and Diversified Telecommunication Services (6.5%).

Of the 149 stocks held throughout the fiscal year, more than two-thirds posted gains for the period. Some of the largest increases were recorded by oil and gas companies that benefited from rising prices for their products. Six of the Fund's 20 most profitable investments were energy-related and recorded double-digit increases. They are Duke Energy (+62.6%), Dominion Resources (+52.2%), TECO Energy (+46.2%), Texaco (+46.0%), Constellation Energy Group (+44.4%), and Kerr-McGee (+38.5%).

We plan to keep our research efforts focused on identifying sound long-term investment opportunities among companies that can meet Washington Mutual's eligibility standards. Those standards were established nearly a half-century ago to ensure a combination of quality, value and fundamental strength. They promote a disciplined approach that has helped us weather all kinds of market conditions in the past, and we believe they should continue to do so in the future.

_ Capital Research and Management Company

The Value of a Long-Term Perspective

(Chart)

This chart shows how a $10,000<F1> investment grew between July 31, 1952, when the Fund began operations, and April 30, 2001. As you can see, that $10,000 investment in Washington Mutual, with all distributions reinvested, would have grown to $4,709,570<F1><F2>. Over the same period, that $10,000 would have grown to $2,794,204 in the unmanaged Standard & Poor's 500 Composite Index of U.S. common stocks. According to the Consumer Price Index, it now requires $66,255<F5> to purchase what $10,000 would have bought on July 31, 1952. In the average savings institution, $10,000 with interest compounded would have grown to $116,120<F4>.

(EDGAR Note: The chart also shows that the $10,000 investment would grow to $719,686<F1><F3> with dividends taken in cash.)


Results of a $10,000 Investment in WMIF, the S&P500, and the CPI.
July 31, 1952 through April 30, 2001

              Year
             ended     Dividends in                         Dividends                        TOTAL
          April 30            Cash            (2) WMIF      Reinvested          (1) WMIF     RETURN           S&P500       CPI

          07/31/52                            $9,425                            $9,425                           $10,000   $10,000
              1953             $169            9,161             $170            9,330            -6.7%           10,073     9,963
              1954              434           10,773              450           11,494             23.2           12,267    10,037
              1955              501           14,665              542           16,288             41.7           17,264    10,000
              1956              580           17,851              654           20,565             26.3           22,870    10,075
              1957              648           18,304              756           21,877              6.4           22,450    10,449
              1958              680           16,928              825           21,055             -3.8           22,214    10,824
              1959              700           24,125              885           31,071             47.6           30,484    10,861
              1960              728           21,871              947           29,041             -6.5           29,761    11,049
              1961              815           26,300            1,097           36,167             24.5           36,957    11,161
              1962              823           26,592            1,145           37,654              4.1           38,035    11,311
              1963              890           28,838            1,279           42,278             12.3           42,171    11,423
              1964              923           31,149            1,368           47,109             11.4           49,542    11,573
              1965              957           36,940            1,463           57,490             22.0           57,260    11,760
              1966            1,049           38,487            1,648           61,603              7.2           60,362    12,097
              1967            1,177           39,424            1,906           65,270              6.0           64,534    12,397
              1968            1,332           42,481            2,231           72,692             11.4           69,131    12,884
              1969            1,516           48,408            2,626           85,576             17.7           75,712    13,596
              1970            1,604           39,049            2,874           71,603            -16.3           61,578    14,419
              1971            1,710           48,769            3,193           93,387             30.4           81,401    15,019
              1972            1,779           47,991            3,456           95,521              2.3           86,888    15,543
              1973            1,818           43,290            3,671           89,522             -6.3           88,797    16,330
              1974            1,857           40,682            3,907           87,956             -1.7           77,563    17,978
              1975            2,185           42,855            4,829           98,315             11.8           78,768    19,813
              1976            2,349           53,771            5,498          129,949             32.2           95,421    21,011
              1977            2,509           55,449            6,171          140,348              8.0           96,205    22,472
              1978            2,658           54,228            6,849          144,339              2.8           99,497    23,933
              1979            2,870           58,180            7,785          163,075             13.0          110,175    26,442
              1980            3,203           56,032            9,167          165,847              1.7          121,539    30,337
              1981            4,785           72,410           14,603          230,423             38.9          159,497    33,371
              1982            4,098           69,851           13,326          235,768              2.3          147,832    35,543
              1983            4,496          101,855           15,516          362,292             53.7          220,196    36,929
              1984            4,839          100,116           17,526          373,508              3.1          223,854    38,614
              1985            5,464          115,473           20,783          452,497             21.1          263,309    40,037
              1986            6,109          152,209           24,381          623,767             37.8          358,598    40,674
              1987            6,780          180,960           28,229          771,947             23.8          453,750    42,210
              1988            7,116          167,083           30,815          742,854             -3.8          424,517    43,858
              1989            6,183          198,139           27,837          911,607             22.7          521,251    46,105
              1990            8,920          202,429           41,689          971,049              6.5          575,672    48,277
              1991            9,135          222,015           44,572        1,113,744             14.7          676,800    50,637
              1992            8,318          244,606           42,318        1,272,370             14.2          771,895    52,247
              1993            8,467          268,131           44,627        1,442,386             13.4          843,033    53,933
              1994            8,583          266,513           46,718        1,479,109              2.5          887,928    55,206
              1995            9,790          301,054           55,058        1,730,691             17.0        1,042,583    56,891
              1996           10,007          381,514           58,187        2,256,889             30.4        1,356,760    58,539
              1997           10,505          455,550           62,763        2,763,026             22.4        1,697,450    60,000
              1998           11,032          628,863           67,444        3,890,245             40.8        2,393,223    60,861
              1999           11,526          707,653           71,812        4,458,474             14.6        2,915,358    62,247
              2000           11,935          646,506           75,684        4,148,122             -7.0        3,209,578    64,157
              2001           13,153          719,686           85,029        4,709,570             13.5        2,794,204    66,255

The year-by-year progress of the $10,000 investment is summarized in the table below the chart. You can use those figures to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your distributions and want to know how your investment has done since April 30, 1991. At that time, according to the table, the value of the investment illustrated here was $1,113,744. Since then it has gone up more than fourfold to $4,709,570. Thus, in the same 10-year period, the value of your 1991 investment _ regardless of its size _ has increased more than fourfold.

During the period illustrated, stock prices fluctuated and were higher at the end than at the beginning. These results should not be considered as a representation of the results that may be realized from an investment made in the Fund today. Past performance is not predictive of future performance. The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

SECTION I
(EDGAR Note: This table spans three pages in the printed Annual Report. It has been divided into 6 sections so that it fits within the EDGAR format. The left-most column of descriptions has been repeated in each of the 6 sections for clarity)

Fiscal Year Ended April 30 1953/6/       1954       1955       1956       1957       1958       1959       1960      1961
CAPITAL VALUE/3/
Dividends in Cash            $  169        434        501        580        648        680        700        728       815
Value at Year-End/1/         $9,161     10,773     14,665     17,851     18,304     16,928     24,125     21,871    26,300
TOTAL VALUE/2/
Dividends Reinvested         $_ 170        450        542        654        756        825        885        947     1,097
Value at Year-End/1/         $9,330     11,494     16,288     20,565     21,877     21,055     31,071     29,041    36,167
WMIF Total Return            (6.7)%       23.2       41.7       26.3        6.4      (3.8)       47.6      (6.5)      24.5

SECTION II
(EDGAR Note: This table spans three pages in the printed Annual Report. It has been divided into 5 sections so that it fits within the EDGAR format. The left-most column of descriptions has been repeated in each of the 5 sections for clarity)

Fiscal Year Ended April 30     1962       1963       1964       1965       1966       1967       1968       1969      1970
CAPITAL VALUE/3/
Dividends in Cash               823        890        923        957      1,049      1,177      1,332      1,516     1,604
Value at Year-End/1/        26,592     28,838     31,149     36,940     38,487     39,424     42,481     48,408    39,049
TOTAL VALUE/2/
Dividends Reinvested          1,145      1,279      1,368      1,463      1,648      1,906      2,231      2,626     2,874
Value at Year-End/1/         37,654     42,278     47,109     57,490     61,603     65,270     72,692     85,576    71,603
WMIF Total Return               4.1       12.3       11.4       22.0        7.2        6.0       11.4       17.7    (16.3)

SECTION III
(EDGAR Note: This table spans three pages in the printed Annual Report. It has been divided into 5 sections so that it fits within the EDGAR format. The left-most column of descriptions has been repeated in each of the 5 sections for clarity)

Fiscal Year Ended April 30     1971       1972       1973       1974       1975       1976       1977       1978       1979
CAPITAL VALUE/3/
Dividends in Cash             1,710      1,779      1,818      1,857      2,185      2,349      2,509      2,658      2,870
Value at Year-End/1/         48,769     47,991     43,290     40,682     42,855     53,771     55,449     54,228     58,180
TOTAL VALUE/2/
Dividends Reinvested          3,193      3,456      3,671      3,907      4,829      5,498      6,171      6,849      7,785
Value at Year-End/1/         93,387     95,521     89,522     87,956     98,315    129,949    140,348    144,339    163,075
WMIF Total Return              30.4        2.3      (6.3)      (1.7)       11.8       32.2        8.0        2.8       13.0

SECTION IV
(EDGAR Note: This table spans three pages in the printed Annual Report. It has been divided into 5 sections so that it fits within the EDGAR format. The left-most column of descriptions has been repeated in each of the 5 sections for clarity)

Fiscal Year Ended April 30     1980       1981       1982       1983       1984       1985       1986       1987       1988
CAPITAL VALUE/3/
Dividends in Cash             3,203      4,785      4,098      4,496      4,839      5,464      6,109      6,780      7,116
Value at Year-End/1/         56,032     72,410     69,851    101,855       1116    115,473    152,209    180,960    167,083
TOTAL VALUE/1/
Dividends Reinvested          9,167     14,603     13,326     15,516     17,526     20,783     24,381     28,229     30,815
Value at Year-End/1/        165,847    230,423    235,768    362,292    373,508    452,497    623,767    771,947    742,854
WMIF Total Return               1.7       38.9        2.3       53.7        3.1       21.1       37.8       23.8      (3.8)

SECTION V
(EDGAR Note: This table spans three pages in the printed Annual Report. It has been divided into 5 sections so that it fits within the EDGAR format. The left-most column of descriptions has been repeated in each of the 5 sections for clarity)

Fiscal Year Ended April 30     1989       1990       1991       1992       1993       1994       1995       1996       1997
CAPITAL VALUE/3/
Dividends in Cash             6,183      8,920      9,135      8,318      8,467      8,583      9,790     10,007     10,505
Value at Year-End/1/        198,139    202,429    222,015    244,606    268,131    266,513    301,054    381,514    455,550
TOTAL VALUE/1/
Dividends Reinvested         27,837     41,689     44,572     42,318     44,627     46,718     55,058     58,187     62,763
Value at Year-End/1/        911,607    971,049  1,113,744  1,272,370  1,442,386  1,479,109  1,730,691  2,256,889  2,763,026
WMIF Total Return              22.7        6.5       14.7       14.2       13.4        2.5       17.0       30.4       22.4

SECTION VI
(EDGAR Note: This table spans three pages in the printed Annual Report. It has been divided into 5 sections so that it fits within the EDGAR format. The left-most column of descriptions has been repeated in each of the 5 sections for clarity)

Fiscal Year Ended April 30      1998       1999       2000       2001
CAPITAL VALUE/3/
Dividends in Cash              11,032     11,526     11,935     13,153
Value at Year-End/1/          628,863    707,653    646,506    719,686
TOTAL VALUE/2/
Dividends Reinvested           67,444     71,812     75,684     85,029
Value at Year-End/1/        3,890,245  4,458,474  4,148,122  4,709,570
WMIF Total Return                40.8       14.6      (7.0)       13.5


Fund's lifetime average annual compound return: 13.5%/1/


/1/ These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments of $25,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

/2/ Total Value includes reinvested dividends of $966,309 and reinvested capital gain distributions of $1,853,951.

/3/ Capital Value includes reinvested capital gain distributions of $341,167, but does not reflect income dividends of $209,705 taken in cash.

/4/ With all interest compounded. Based on figures, supplied by the U.S. League of Savings Institutions and the Federal Reserve Board, that reflect all kinds of savings deposits, including longer term certificates. Unlike investments in the Fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983. 5 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics. 6 Since the Fund's inception on July 31, 1952.

/5/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics. 6 Since the Fund's inception on July 31, 1952.


Average Annual Compound Returns/1/
for periods ended April 30, 2001

       1 Year              5 Years            10 Years
       +7.00%              +14.49%            +14.83%


/1/
Based on the maximum sales charge of 5.75%. Sales charges are lower for investments of $25,000 or more.


(photo Steve Hartwel)

Steve Hartwell

A Conversation...

With Washington Mutual's Chairman

In December, Stephen (Steve) Hartwell will retire as Chairman of Washington Mutual Investors Fund's Board of Directors, a position he has held for 16 years _ a period of significant growth for the Fund. Upon his retirement, the Fund's Board of Directors plans to elect Mr. Hartwell Chairman Emeritus. Recently, he met with Chairman-elect James H. Lemon, Jr., President Harry J. Lister, and Executive Vice President Jeffrey L. Steele to discuss some of his thoughts and the events that have marked his successful leadership. We felt that the highlights from that meeting might be of interest to our shareholders.

(group photo)
From left to right: Jeffrey L. Steele, James H. Lemon, Jr., Harry J. Lister, and Stephen Hartwell.

Washington Mutual Investors Fund

Jim Lemon: Over the past decade, Washington Mutual has become one of the country's five largest mutual funds. To what do you attribute this success?

Steve Hartwell: First and foremost, I would have to point to the Fund's record of consistent and excellent long-term results. However, there are other important reasons. One is the high level of quality of our shareholder services and the fast, accurate response to inquiries from shareholders and dealers. Another has been the Fund's ability to provide those who reinvest capital gain distributions with an increasing amount of regular dividend income each year over the Fund's lifetime. And finally, I would include low operating expenses, which have also helped provide shareholders with higher dividend income.

Harry Lister: What, in your view, have been the major changes to the Fund over the past 10 years?

Steve Hartwell: Let me say first that I believe that the major strength of Washington Mutual has been consistency in its approach to investing. The Fund has adhered to its basic investment criteria. Over the years, to adapt to changing economic conditions, it has made only a few small adjustments to those criteria. For example, in recognition of the increasing foreign ownership of U.S. companies in industries such as oil and insurance, we can now purchase and own, within certain limits, foreign companies that acquire companies on the eligible list. The Fund also is allowed to make a limited investment in companies that may not presently pay dividends but which meet other exceptionally high standards; this action has permitted Washington Mutual to have access to growth areas where, in the past, it was unable to participate. Another change that I feel is important has been the Fund's ability to offer different classes of shares tailored to meet investors' specific requirements.

(photo Harry Lister)
Harry Lister

(photo Jeff Steele)

Jeff Steele

Jeff Steele: Steve, what have you found to be the Fund's most important advantages from the standpoint of shareholders?

Steve Hartwell: Two in particular. I would have to say adherence to our investment criteria and the fully invested policy. The criteria have enabled us to focus on quality and value, which has allowed the Fund to provide an attractive investment for 401(k) plans, IRAs and other forms of company-sponsored retirement programs as well as to offer a high-quality, conservative investment to individual investors. The fully invested policy prohibits building a substantial buying reserve even when market values are high. This has led to a more conservative investment portfolio in the latter stages of extended bull markets; but it also ensures that the Fund is fully invested in equities the day the market bottoms. The benefits of that are fairly obvious.

Jeff Steele: What comments do you receive most often from shareholders?

Steve Hartwell: Our share-holders have almost uniformly praised the Fund's long-term results and its record of increasing dividend income. An exception occurred in 1999 and early 2000, when some of our investors wrote questioning the cautious approach employed by our adviser, Capital Research and Management Company. After this past year's performance by the market _ and the collapse of many speculative, high-tech growth stocks _ those letters stopped coming.

(photo Steve Hartwell and Jim Lemon)

Steve Hartwell and Jim Lemon

Jim Lemon: Income has always been an important objective of the Fund. However, the number of dividend-paying stocks in the S&P 500 Index has continued to decrease over the past 10 to 15 years. How do you think this will affect the Fund?

Steve Hartwell: We have a value-oriented growth and income fund. Our adviser's portfolio counselors have been able to maintain income by finding securities that can provide both growth of principal and income. Management of the Fund's cash also has been an important source of income. Through a combination of these methods, I believe we ought to be able to maintain our above-average income return relative to the S&P 500. More importantly, even though it may be necessary to occasionally reduce the dividend rate, over the long term, the Fund will keep striving to provide rising annual dividend income to shareholders who reinvest their capital gains distributions.

Harry Lister: How has the Fund been able to maintain its investment objective over its nearly 50 years of operation?

Steve Hartwell: Washington Mutual is truly a unique mutual fund. It was created with a carefully designed concept of combining a fully invested position and rigorous investment standards. Capital Research has skillfully applied this structure to carry out the objective of growth of principal and income. It has developed a large, enormously successful global research organization. The Fund's officers and Directors regularly evaluate changing conditions and work closely with Capital to make only those revisions in our standards that are needed to adapt to changing economic and global trends. The manner in which our standards have been utilized and the substantial resources and talent available to the Fund have combined to enable us to maintain our investment objective through the years.

(photo Jim Lemon)
Jim Lemon

(photo Harry Lister)
Harry Lister

Harry Lister: Steve, would you share with us some of your thoughts about investing in the future?

Steve Hartwell: One of my favorite thoughts about investing is found in The Washington Mutual Story brochure. The brochure shows the results of a fixed annual investment made in the Fund each year over the past 20 years, a period of ever-changing market conditions. It points out that if an investor had been able to select the lowest Fund share price each year, the result would have been an average rate of return of 16.8% a year. However, if that same person had been unfortunate and invested at the highest per share price each year, the annual average return would have been 15.4%. That's not a huge difference. It supports my conviction that trying to pick the perfect time to invest isn't worth the worry. I don't know if we will see double-digit growth annually in the years ahead, but I do know that regular investing in quality common stocks _ like those in the Fund's portfolio _ will continue to make sense.* I'm reminded of a question that was put many years ago to Bernie Nees, the Fund's founder. Bernie was asked how to make money in the stock market and he replied, "You must be invested at the bottom." When asked how one can be guaranteed that they're at the bottom, he replied, "Always be invested."

(photo Steve Hartwell)
Steve Hartwell

*Regular investing does not ensure a profit or protect against loss. Investors should consider their willingness to keep investing when share prices are declining.

Jeff Steele: In an ever-changing and volatile investment climate, do you believe our investment standards can continue to provide meaningful value to the Fund and its shareholders?

Steve Hartwell: I think our long-term record constitutes clear evidence that those standards have provided good value. During Washington Mutual's nearly 50 years, very few modifications to our standards have been necessary. In times of market volatility and in bear markets, our emphasis on income and our adviser's value approach to investing have also helped us. Certainly the growth of the Fund and its utilization by retirement programs and other long-term investors bears testimony to the success of our approach. I firmly believe that the relevance and value of our standards will endure over time.

Jim Lemon: Based on your many years of experience, Steve, what have you found to be the most important considerations that a serious investor should take into account when building an investment program?

Steve Hartwell: As you all are well aware, there are a number of important considerations. In my mind, two stand out. First, one must establish a long-term investment goal. Second, one must develop a sound and workable plan to achieve the goal. Many individuals wait too long before setting a goal and implementing it. There is a great advantage to beginning an investment program as early as possible. History has shown us that, in the long run, quality common stocks have produced very good returns. For that very reason, a quality, value-oriented mutual fund like Washington Mutual has proven to be the right vehicle for many investors.

(photo Jim Lemon and Jeff Steele)
Jim Lemon and Jeff Steele

(photo Fireplace)

What Makes the American Funds Different?

Washington Mutual Investors Fund is a member of the American Funds, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend American Funds for their clients' serious money _ money set aside for education, a home, retirement, and other important dreams.

What the 29 funds have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital Research's calling cards include:

A long-term, value-oriented approach: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

An unparalleled global research effort: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

A multiple portfolio counselor system: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

Experienced investment professionals: More than 75% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A commitment to low operating expenses: You can't control market returns, but you can control what you invest in and how much you pay to own it. The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

A Portfolio for Every Investor

Most financial advisers suggest that investors balance their portfolios by investing across several types of funds. Which mix is right for you? That depends on a number of things _ including your risk tolerance, investment time horizon and financial goals. The 29 American Funds offer an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.
Growth Funds

Emphasis on long-term growth through stocks AMCAP Fund(R) EuroPacific Growth Fund(R) The Growth Fund of America(R) The New Economy Fund(R) New Perspective Fund(R) New World Fund(SM) SMALLCAP World Fund(R)

Growth-and-Income Funds

Emphasis on long-term growth and dividends through stocks American Mutual Fund(R) Capital World Growth and Income Fund(SM) Fundamental Investors(SM) The Investment Company of America(R) Washington Mutual Investors Fund(SM)

Equity-Income Funds

Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R) The Income Fund of America(R)

Balanced Fund

Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

Income Funds

Emphasis on current income through bonds
American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities Fund(SM)

Tax-Exempt Income Funds

Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of America(SM) The Tax-Exempt Bond Fund of America(R)

State-specific tax-exempt funds The Tax-Exempt Fund of California(R) The Tax-Exempt Fund of Maryland(R) The Tax-Exempt Fund of Virginia(R)

Money Market Funds

Seek stable monthly income through money market instruments
The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)

We also offer a full line of retirement plans and variable annuities.

For more complete information about any of the funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our Web site at americanfunds.com, or phone the funds' transfer agent, American Funds Service Company, at 800/421-0180. Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of our brochure A Portfolio for Every Investor.

(photo of Chair and tea cup)

Investment Portfolio  April 30, 2001

Five Largest Industries                          Ten Largest Individual Holdings
                                     Percent of                      Percent of
                                     Net Assets                      Net Assets

Banks                                    11.53%  Bank of America          3.64%
Oil & Gas                                 8.87   Texaco                   2.97
Electric Utilities                        6.88   AT&T                     2.28
Pharmaceuticals                           6.65   BANK ONE                 2.02
Diversified Telecommunication Services    6.54   Household International  2.00
                                                 Chevron                  1.95
                                                 Wells Fargo              1.85
                                                 Verizon Communications   1.80
                                                 Allstate                 1.70
                                                 Exxon Mobil              1.69



Energy Equipment
& Services .09%

Oil & Gas 8.87%
                                                          Market      Percent of
Equity Securities (common stocks)             Shares    Value (000)   Net Assets

Energy 8.96%

Energy Equip0ment and Services .09%
Halliburton Co.                               1,000,000  $   43,210        .09%

Oil and Gas 8.87%
Ashland Inc.                                  3,680,000     158,461        .32
BP Amoco PLC (American Depositary Receipts)   2,000,000     108,160        .22
Chevron Corp.                                 9,912,000     957,103       1.95
Conoco Inc., Class A                          2,000,000      60,580        .37
Conoco Inc., Class B                          3,913,692     119,055
Exxon Mobil Corp.                             9,321,514     825,886       1.69
Kerr-McGee Corp.                              1,450,000     103,892        .21
Phillips Petroleum Co.                        5,352,400     319,003        .65
Texaco Inc.                                  20,150,000   1,456,442       2.97
Unocal Corp.                                  6,296,500     240,274        .49
                                                          4,348,856       8.87
                                                          4,392,066       8.96

Materials 5.49%

Chemicals 1.35%
Air Products and Chemicals, Inc.              2,690,000     115,643        .23
Crompton Corp.                                5,800,001      58,754        .12
Dow Chemical Co.                              8,050,000     269,272        .55
PPG Industries, Inc.                          4,125,700     219,281        .45
                                                            662,950       1.35

Metals & Mining 1.15%
Alcoa Inc.                                   10,100,000     418,140        .85
Phelps Dodge Corp.                            3,220,000     144,063        .30
                                                            562,203       1.15

Paper & Forest Products 2.99%
International Paper Co.                      17,672,000  $  692,389       1.41%
Mead Corp.                                    2,568,900      72,443        .15
Westvaco Corp.                                4,999,800     131,895        .27
Weyerhaeuser Co.                              8,900,000     503,117       1.02
Willamette Industries, Inc.                   1,400,000      68,110        .14
                                                          1,467,954       2.99
                                                          2,693,107       5.49

Capital Goods 6.85%

Aerospace & Defense 3.64%
Boeing Co.                                    2,400,000     148,320        .30
Honeywell International Inc.                  8,200,000     400,816        .82
Lockheed Martin Corp.                        12,089,000     425,049        .87
Raytheon Co., Class A                         3,041,100      89,561
Raytheon Co., Class B                         3,235,600      95,547        .38
United Technologies Corp.                     8,010,000     625,421       1.27
                                                          1,784,714       3.64

Construction & Engineering .16%
Fluor Corp.    1,500,000                         79,065         .16

Electrical Equipment .32%
Emerson Electric Co.                          1,750,000     116,637        .24
Rockwell International Corp.                    821,000      36,970        .08
                                                            153,607        .32


Industrial Conglomerates .27%

General Electric Co.                          2,000,000      97,060        .20
Minnesota Mining and Manufacturing Co.          300,000      35,703        .07
                                                            132,763        .27

Machinery 1.98%
Caterpillar Inc.                              1,700,000      85,340        .17
Deere & Co.                                   6,240,000     256,277        .52
Dover Corp.                                   4,000,000     156,280        .32
Eaton Corp.                                   1,712,900     126,086        .26
Illinois Tool Works Inc.                      1,200,000      76,056        .15
Ingersoll-Rand Co.                            2,790,500     131,153        .27
Pall Corp.                                    5,958,700     139,851        .29
                                                            971,043       1.98

Trading Companies & Distributors .48%
Genuine Parts Co.                             8,765,800     236,677        .48
                                                          3,357,869       6.85

Commercial Services
& Supplies 1.33%

Commercial Services & Supplies 1.33%
Deluxe Corp.                                  2,200,000  $   57,178        .12%
Equifax Inc.                                  1,927,700      63,749        .13
Pitney Bowes Inc.                            12,500,000     475,875        .97
ServiceMaster Co.                             4,926,100      53,842        .11
                                                            650,644       1.33

Transportation 1.94%

Airlines .28%
Southwest Airlines Co.                        7,500,000     136,575        .28

Road & Rail 1.66%
Burlington Northern Santa Fe Corp.            4,925,300     144,804        .29
CSX Corp.                                     8,300,000     291,081        .59
Norfolk Southern Corp.                       12,100,000     238,854        .49
Union Pacific Corp.                           2,500,000     142,225        .29
                                                            816,964       1.66
                                                            953,539       1.94

Automobiles &  Components 1.52%

Auto Components 1.26%
Dana Corp.                                    6,326,600     124,191        .25
Goodyear Tire & Rubber Co.                    3,000,000      74,190        .15
Johnson Controls, Inc.                        2,550,700     184,671        .38
TRW Inc.                                      6,050,000     232,683        .48
                                                            615,735       1.26

Automobiles .26%
Ford Motor Co.                                4,370,438     128,840        .26
                                                            744,575       1.52

Consumer Durables & Apparel 2.34%

Household Durables .98%
Newell Rubbermaid Inc.                       12,100,000     326,216        .66
Stanley Works                                 4,350,000     157,688        .32
                                                            483,904        .98

Leisure Equipment & Products .38%
Eastman Kodak Co.                             4,275,000     185,962        .38

Textiles & Apparel .98%
NIKE, Inc., Class B                           8,071,925
                                                      $     337,487        .69%
VF Corp.                                      3,500,000     142,065        .29
                                                            479,552        .98
                                                          1,149,418       2.34

Hotels, Restaurants & Leisure 1.11%

Hotels, Restaurants  & Leisure 1.11%
McDonald's Corp.                             19,864,000     546,260       1.11

Media 1.62%
Dow Jones & Co., Inc.                         1,900,000     103,113        .21
Gannett Co., Inc.                             1,739,700     112,298        .23
Interpublic Group of Companies, Inc.         10,275,000     348,836        .71
Knight-Ridder, Inc.                           1,100,000      59,565        .12
Walt Disney Co.                               5,600,000     169,400        .35
                                                            793,212       1.62

Retailing 4.76%

Multiline Retail 1.55%
Dillard's Inc., Class A                       3,000,000      50,820        .10
Dollar General Corp.                          5,250,000      86,625        .18
J.C. Penney Co., Inc.                        11,215,800     227,232        .46
May Department Stores Co.                     9,300,000     346,425        .71
Target Corp.                                  1,250,000      48,063        .10
                                                            759,165       1.55

Specialty Retail 3.21%
Circuit City Stores,Inc.-Circuit City Group  10,000,000     150,500        .31
Gap, Inc.                                     7,500,000     207,825        .42
Limited Inc.                                 17,250,000     291,870        .59
Lowe's Companies, Inc.                       11,600,000     730,800       1.49
TJX Companies, Inc.                           6,250,000     195,813        .40
                                                          1,576,808       3.21
                                                          2,335,973       4.76

Food & Drug Retailing 1.63%

Food & Drug Retailing 1.63%
Albertson's, Inc.                            17,398,940     581,125       1.18
Walgreen Co.                                  5,125,000     219,247        .45
                                                            800,372       1.63

Food & Beverage 4.20%

Beverages .81%
PepsiCo, Inc.                                 9,100,000  $  398,671        .81%

Food Products  3.39%
Campbell Soup Co.                             2,605,000      79,296        .16
ConAgra Foods, Inc.                          14,700,000     305,907        .63
General Mills, Inc.                           9,610,400     378,746        .77
H.J. Heinz Co.                                4,600,000     180,090        .37
Kellogg Co.                                   3,100,000      79,050        .16
Sara Lee Corp.                               32,097,000     639,051       1.30
                                                          1,662,140       3.39
                                                          2,060,811       4.20

Household & Personal Products 1.96%

Household Products 1.31%
Kimberly-Clark Corp.                         10,856,600     644,882       1.31

Personal Products .65%
Avon Products, Inc.                           7,482,500     316,659        .65
                                                            961,541       1.96

Health Care Equipment & Services 1.61%

Health Care Equipment & Supplies .37%
Becton, Dickinson and Co.                     5,700,000     184,395        .37

Aetna Inc.*                                   6,900,000     194,511        .40
Cardinal Health, Inc.                        6,127,500      412,994        .84
                                                            607,505       1.24
                                                            791,900       1.61

Pharmaceuticals & Biotechnology 6.65%

Pharmaceuticals 6.65%
Abbott Laboratories                           3,500,000     162,330        .33
American Home Products Corp.                  2,000,000     115,500        .24
Bristol-Myers Squibb Co.                     13,488,600     755,362       1.54
Eli Lilly and Co.                             4,000,000     340,000        .69
Merck & Co., Inc.                             2,096,200     159,248        .33
Pfizer Inc     16,575,450                       717,717        1.46
Pharmacia Corp.                              14,534,000     759,547       1.55
Schering-Plough Corp.                         6,500,000     250,510        .51
                                                          3,260,214       6.65

Banks 11.53%

Banks 11.53%
Bank of America Corp.                        31,832,200  $1,782,603       3.64%
Bank of New York Co., Inc.                    5,000,000     251,000        .51
BANK ONE CORP.                               26,238,400     991,024       2.02
First Union Corp.                            23,885,900     715,861       1.46
FleetBoston Financial Corp.                   2,631,203     100,959        .21
KeyCorp                                       2,600,000      60,268        .12
National City Corp.                           3,400,000      92,514        .19
PNC Financial Services Group, Inc.            2,000,000     130,140        .27
SunTrust Banks, Inc.                          2,500,000     158,750        .32
Wachovia Corp.                                2,850,000     173,280        .35
Washington Mutual, Inc.                       5,775,000     288,346        .59
Wells Fargo & Co.                            19,341,500     908,470       1.85
                                                          5,653,215      11.53

Diversified Financials 5.72%

Diversified Financials 5.72%

Citigroup Inc.                                4,231,818     207,994        .42
Fannie Mae                                    4,650,000     373,209        .76
Freddie Mac                                   3,100,000     203,980        .42
Household International, Inc.                15,300,000     979,506       2.00
J.P. Morgan Chase & Co. (formed by the
  merger of Chase Manhattan Corp. and
  J.P. Morgan & Co. Inc.)                    12,050,000     578,159       1.18
Moody's Corp.  2,800,000                         87,920         .18
Providian Financial Corp.                     4,400,000     234,520        .48
USA Education Inc.                            1,970,000     140,067        .28
                                                          2,805,355       5.72

Insurance 4.99%

Insurance 4.99%
Allstate Corp.                               20,037,500     836,566       1.70
American General Corp.                       12,626,000     550,620       1.12
Aon Corp.                                     8,681,000     288,556        .59
Jefferson-Pilot Corp.                         5,550,000     258,963        .53
Lincoln National Corp.                        5,554,800     256,409        .52
Marsh & McLennan Companies, Inc.              1,200,000     115,728        .24
GIC Investment Corp.                            500,000      32,495        .07
St. Paul Companies, Inc.                      2,400,000     108,240        .22
                                                          2,447,577       4.99

Software & Services .90%

Software .90%
Computer Associates International, Inc.       1,000,000      32,190        .07
Microsoft Corp.*                              5,050,000     342,138        .70
Oracle Corp.*                                 4,000,000      64,640        .13
                                                            438,968        .90

Technology Hardware & Equipment 4.51%

Communications Equipment .73%
Harris Corp.                                  1,550,000$     44,562        .09%
Motorola, Inc.                               20,250,000     314,888        .64
                                                            359,450        .73

Computers & Peripherals 2.02%
Dell Computer Corp.*                          2,000,000      52,480        .11
Hewlett-Packard Co.                          19,500,000     554,385       1.13
International Business Machines Corp.         2,500,000     287,850        .59
Sun Microsystems, Inc.*                       5,500,000      94,160        .19
                                                            988,875       2.02

Office Electronics .44%
IKON Office Solutions, Inc.                   7,285,000      45,167        .09
Xerox Corp.                                  18,900,000     170,856        .35
                                                            216,023        .44

Semiconductor Equipment & Products 1.32%
Intel Corp.                                   1,500,000      46,365        .09
Texas Instruments Inc.                       14,300,000     553,410       1.13
Xilinx, Inc.*                                 1,000,000      47,470        .10
                                                            647,245       1.32
                                                          2,211,593       4.51

Telecommunication Services 6.54%

Diversified Telecommunication Services 6.54%
ALLTEL Corp.                                  4,130,000     225,539        .46
AT&T Corp.                                   50,300,000   1,120,684       2.28
Qwest Communications International Inc.       5,256,900     215,007        .44
SBC Communications Inc.                      13,278,083     547,721       1.12
Sprint FON Group                             10,000,000     213,800        .44
Verizon Communications                       16,021,926     882,328       1.80
                                                          3,205,079       6.54

Utilities 7.89%

Electric Utilities 6.88%
Ameren Corp.                                  3,077,400     129,158        .26
American Electric Power Co., Inc.            10,345,580     510,451       1.04
Conectiv                                      2,500,000      55,750        .11
Consolidated Edison, Inc.                     7,146,700     267,358        .55
Constellation Energy Group, Inc.              6,400,000     305,536        .62
Dominion Resources, Inc.                      4,237,020     290,194        .59
DTE Energy Co.                                3,550,000     148,816        .30
Duke Energy Corp.                             3,200,000     149,632        .31
Edison International                          3,135,000
                                                      $      30,880        .06
FPL Group, Inc.                                 500,000      29,950        .06
GPU, Inc.                                     4,875,000     162,386        .33
PPL Corp.                                     2,000,000     110,000        .22
Progress Energy, Inc.
  (formerly CP&L Energy, Inc.)                8,375,418     370,528        .76
Public Service Enterprise Group Inc.          2,020,000      93,809        .19
Puget Sound Energy, Inc.                      3,800,000      90,212        .18
Southern Co.                                 13,535,000     316,584        .65
TECO Energy, Inc.                             1,000,000      31,990        .07
TXU Corp.                                     3,000,000     131,880        .27
Xcel Energy Inc.                              4,795,700     149,626        .31
                                                          3,374,740       6.88

Multi-Utilities 1.01%
Williams Companies, Inc.                     11,686,400     492,815       1.01
                                                          3,867,555       7.89

Miscellaneous 1.38%

Miscellaneous 1.38%
Equity securities in initial
  period of acquisition                                     676,661       1.38

TOTAL EQUITY SECURITIES
  (cost: $36,387,953,000)                                46,797,504      95.43

                                             Principal     Market     Percent of
Short-Term Securities                      Amount (000) Value (000)   Net Assets

U.S. Treasuries and Other
Federal Agencies 4.42%

U.S. Treasuries and Other
Federal Agencies 4.42%

Federal Farm Credit Bank
  4.13% - 4.66% due 6/6 - 7/30/01           $    82,500      81,885        .17
Federal Home Loan Bank
  4.10% - 5.17% due 5/2 - 7/25/01             1,006,535   1,001,134       2.04
United States Treasury bills
  3.62% - 4.97% due 5/3 - 7/26/01             1,091,711   1,085,838       2.21

TOTAL SHORT-TERM SECURITIES
  (cost: $2,168,247,000)                                  2,168,857       4.42

TOTAL INVESTMENT SECURITIES
  (cost: $38,556,200,000)                                48,966,361      99.85
Excess of cash and receivables over payables                 74,921        .15

NET ASSETS                                              $49,041,282     100.00%


*Non-income-producing security.

See Notes to Financial Statements

(photo window)

Financial Statements

Statement of Assets and Liabilities

April 30, 2001                                            (dollars in thousands)

Assets:
Investment securities at market
  (cost: $38,556,200)                                                $48,966,361
Cash                                                                         301
Receivables for _
  Sales of investments                                   $190,276
  Sales of Fund's shares                                   63,783
  Dividends                                                49,837        303,896
                                                                      49,270,558

Liabilities:
Payables for _
  Purchases of investments                                144,379
  Repurchases of Fund's shares                             47,180
  Management services                                      11,254
  Other expenses                                           26,463        229,276
Net Assets at April 30, 2001                                         $49,041,282

Total authorized capital stock _ 4,000,000,000 shares:

  Class A shares, $1.00 par value
    Net assets                                                       $48,700,632
    Shares outstanding                                             1,634,385,000
    Net asset value per share                                             $29.80

  Class B shares, $1.00 par value
    Net assets                                                          $288,713
    Shares outstanding                                                 9,718,076
    Net asset value per share                                             $29.71

  Class C shares, $1.00 par value
    Net assets                                                           $36,034
    Shares outstanding                                                 1,213,305
    Net asset value per share                                             $29.70

  Class F shares, $1.00 par value
    Net assets                                                           $15,903
    Shares outstanding                                                   533,817
    Net asset value per share                                             $29.79


See Notes to Financial Statements

Statement of Operations
for the year ended April 30, 2001                         (dollars in thousands)

Investment Income:
Income:
  Dividends                                            $1,091,948
  Interest                                                118,352     $1,210,300
Expenses:
Investment adviser fee                                     92,578
  Business management fee                                  42,756
  Distribution expenses _ Class A                        111,799
  Distribution expenses _ Class B                          1,340
  Distribution expenses _ Class C                             22
  Distribution expenses _ Class F                              2
  Transfer agent fee _ Class A                            43,982
  Transfer agent fee _ Class B                               142
  Administrative services fees _ Class C                      13
  Administrative services fees _ Class F                       4
  Reports to shareholders                                     650
  Registration statement and
    prospectus                                              1,443
  Postage, stationery and supplies                          6,410
  Directors' and Advisory Board fees                          505
  Auditing and legal fees                                     153
  Custodian fee                                               373
  Other expenses                                              234        302,406
Net investment income                                                    907,894

Realized Gain and Unrealized
  Appreciation on Investments:
Net realized gain                                                      2,303,878
Net unrealized appreciation on investments                             2,714,981
  Net realized gain and unrealized
    appreciation on investments                                        5,018,859

Net Increase in Net Assets
  Resulting from Operations                                           $5,926,753

See Notes to Financial Statements

(photo of chair)

Statement of Changes in Net Assets
                                                            Year ended April 30,
(dollars in thousands)                                       2001           2000

Operations:
Net investment income                                 $   907,894   $  1,014,613
Net realized gain on investments                        2,303,878      5,370,939
Net unrealized appreciation
  (depreciation) on investments                         2,714,981   (10,719,233)
  Net Increase (Decrease) in Net
    Assets Resulting from Operations                    5,926,753    (4,333,681)

Dividends and Distributions Paid
  to Shareholders:
Dividends from net investment income:
  Class A                                               (909,313)      (952,846)
  Class B                                                 (1,882)             _
Distributions from net realized gains on investments:
    Class A                                           (3,750,270)    (5,085,575)
    Class B                                             (12,049)              _
  Total Dividends and Distributions                   (4,673,514)    (6,038,421)

Capital Share Transactions:
Proceeds from shares sold                               4,970,885      8,330,952
Proceeds from shares issued in
  reinvestment of net investment
  income dividends and distributions
  of net realized gain on investments                   4,406,084      5,726,003
Cost of shares repurchased                            (8,941,995)   (13,350,009)
  Net Increase in Net Assets Resulting
    from Capital Share Transactions                       434,974        706,946
Total Increase (Decrease) in Net Assets                 1,688,213    (9,665,156)

Net Assets:
Beginning of year                                      47,353,069     57,018,225

End of year (including undistributed
  net investment income: $168,205
  and $174,408, respectively)                         $49,041,282    $47,353,069


See Notes to Financial Statements

(photo)

(photo)

Notes to Financial Statements

1.   Organization and Significant Accounting Policies
     Organization _ Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund's investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund offers four classes of shares as described below:

     Class A shares are sold with an initial sales charge of up to 5.75%;

     Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge (CDSC) paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years;

     Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years; and

     Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

Significant Accounting Policies _ The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

     Security Valuation _ Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Directors.

     Security Transactions and Related Investment Income _ Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

     Dividends and Distributions to Shareholders _ Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Class Allocations _ Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2.   Federal Income Taxation
The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the Fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the Fund.

As of April 30, 2001, the cost of investment securities for book and federal income tax reporting purposes was $38,556,200,000. Net unrealized appreciation on investments aggregated $10,410,161,000; $12,418,811,000 related to appreciated securities and $2,008,650,000 related to depreciated securities. For the year ended April 30, 2001, the Fund realized, on a tax basis, a net capital gain of $2,306,780,000 on securities transactions.

3.   Fees and Transactions with Related Parties
Business Management and Investment Advisory Fees _ A fee of $42,756,000 was incurred during the fiscal year ended April 30, 2001 for business management services pursuant to the business management agreement with Washington Management Corporation (WMC). The agreement provides for monthly fees, accrued daily, based on a series of rates beginning with 0.175% per annum of the first $3 billion of net assets decreasing to 0.04% of such assets in excess of $55 billion. For the year ended April 30, 2001, the management services fee was equivalent to an annualized rate of 0.09% of average net assets. Johnston, Lemon & Co. Incorporated (JLC), earned $735,000 on its retail sales of all share classes and distribution plans of the Fund and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund.

A fee of $92,578,000 was incurred during the fiscal year ended April 30, 2001 for investment advisory services pursuant to an agreement with Capital Research and Management Company (CRMC). The agreement provides for monthly fees, accrued daily, based on a series of rates beginning with 0.225% per annum of the first $3 billion of net assets decreasing to 0.185% of such assets in excess of $55 billion. For the year ended April 30, 2001, the investment advisory services fee was equivalent to an annualized rate of 0.20% of average net assets.

Distribution Expenses _ American Funds Distributors, Inc. (AFD) is the principal underwriter of the Fund's shares.

The Fund has adopted Plans of Distribution under which it may finance activities primarily intended to sell Fund shares, provided the categories of expenses are approved in advance by the Fund's Board of Directors. The Plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:
     Class A Shares _ Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the Fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the year ended April 30, 2001, aggregate distribution expenses were $111,799,000, or 0.24% of average daily net assets attributable to Class A shares.

     Class B Shares _ In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended April 30, 2001, aggregate distribution expenses were $1,340,000, or 1.00% of average daily net assets attributable to Class B shares.

     Class C Shares _ In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the Fund. For the year ended April 30, 2001, aggregate distribution expenses were $22,000, or 1.00% of average daily net assets attributable to Class C shares.

     Class F Shares _ The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the year ended April 30, 2001, aggregate distribution expenses were $2,000, or 0.25% of average daily net assets attributable to Class F shares.

     As of April 30, 2001, aggregate distribution expenses payable to AFD for all share classes were $17,929,000.

AFD received $12,400,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the Fund's Class A shares for the year ended April 30, 2001. Such sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations.

Transfer Agent Fee _ A fee of $44,124,000 was incurred during the year ended April 30, 2001, pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the Fund. As of April 30, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $7,785,000.

Administrative Services Fees _ The Fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the Fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the year ended April 30, 2001, total fees incurred under the agreement were $17,000. As of April 30, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $15,000.

Deferred Directors' and Advisory Board Fees _ Independent Directors and Advisory Board Members may elect to defer the receipt of part or all of the fees earned. Deferred compensation amounts, which remain in the Fund, are treated as if invested in shares of the Fund or other American Funds. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. As of April 30, 2001, the cumulative amount of these liabilities was $702,000. Directors' and Advisory Board fees during the year ended April 30, 2001, were $505,000, comprised of $457,000 in current fees (either paid in cash or deferred), and $48,000 representing the net increase in the value of deferred compensation.

Affiliated Directors and Officers _ WMC and JLC are both wholly owned subsidiaries of The Johnston-Lemon Group, Incorporated (JLG). All the officers of the Fund and four of its directors are affiliated with JLG and receive no remuneration directly from the Fund in such capacities.

4.   Investment Transactions and Other Disclosures

The Fund made purchases and sales of investment securities, excluding short-term securities, of $11,365,833,000 and $14,619,364,000, respectively, during the year ended April 30, 2001.

Pursuant to the custodian agreement, the Fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended April 30, 2001, the custodian fee of $373,000 includes $32,000 that was paid by these credits rather than in cash.

For the year ended April 30, 2001, the Fund reclassified $2,902,000 from undistributed net investment income to undistributed net realized gains; and reclassified $202,220,000 from undistributed net realized gains to additional paid-in capital to reflect permanent differences between book and tax reporting.

As of April 30, 2001, net assets consisted of the following:

Capital paid in on shares of capital stock                       $37,361,298,000
Undistributed net investment income                                  168,205,000
Accumulated net realized gain                                      1,101,618,000
Net unrealized appreciation                                       10,410,161,000
Net assets                                                       $49,041,282,000

Capital share transactions in the Fund were as follows:

                                                                     Year ended April 30, 2001  Year ended April 30, 2000
                                                                       Amount                     Amount
                                                                        (000)       Shares         (000)       Shares
Class A Shares:
  Sold                                                               $ 4,676,526   159,865,422  $ 8,296,876   258,447,597
  Reinvestment of dividends and distributions                          4,392,650   155,285,340    5,726,003   195,503,827
  Repurchased                                                        (8,932,465) (304,634,215) (13,349,916) (444,808,302)
     Net increase in Class A                                             136,711    10,516,547      672,963     9,143,122

Class B Shares:<F1>
  Sold                                                                   244,344     8,386,387       34,076    1,180,562
  Reinvestment of dividends and distributions                             13,434       476,476          _            _
  Repurchased                                                            (9,335)     (322,202)         (93)      (3,147)
     Net increase in Class B                                             248,443     8,540,661       33,983    1,177,415

Class C Shares:<F2>
  Sold                                                                    34,630     1,215,379           _           _
  Reinvestment of dividends and distributions                                 _            _             _           _
  Repurchased                                                               (60)       (2,074)           _           _
    Net increase in Class C                                               34,570     1,213,305           _           _

Class F Shares:<F2>
  Sold                                                                    15,385       538,541           _           _
  Reinvestment of dividends and distributions                                 _            _             _           _
  Repurchased                                                              (135)       (4,724)           _           _
    Net increase in Class F                                               15,250       533,817           _           _

Total net increase in Fund                                             $ 434,974    20,804,330    $ 706,946   10,320,537

<F1>Class B shares were offered beginning March 15, 2000. <F2>Class C and Class
F shares were offered beginning March 15, 2001.

5.   Investments in Affiliates

The Fund owns 5.28%, 5.15%, 5.15%, 5.10%, 5.08%, and 5.03% of the outstanding voting securities of Ashland, Crompton, IKON Office Solutions, Genuine Parts, Stanley Works, and Pitney Bowes, respectively, and therefore, each is considered an "affiliated company" of the Fund under the Investment Company Act of 1940.

(photo )

Per-Share Data and Ratios

                                                                              Class A
                                                                       Year ended April 30,

                                                           2001       2000       1999       1998       1997
Net Asset Value, Beginning of Year                        $29.14     $35.31     $33.92     $25.93     $22.77

  Income from Investment Operations:
    Net investment income                                    .57<F1>    .61<F1>    .60        .62        .62
    Net gains (losses) on securities
      (both realized and unrealized)                        3.17<F1>  (3.09)<F1>  3.99       9.65       4.36

      Total from investment operations                      3.74      (2.48)      4.59      10.27       4.98

  Less Distributions:
    Dividends (from net investment income)                  (.58)      (.58)      (.61)      (.62)      (.62)
    Distributions (from capital gains)                     (2.50)     (3.11)     (2.59)     (1.66)     (1.20)

      Total distributions                                  (3.08)     (3.69)     (3.20)     (2.28)     (1.82)

Net Asset Value, End of Year                              $29.80     $29.14     $35.31     $33.92     $25.93

Total Return<F3>                                           13.54%     (6.96)%    14.61%     40.80%     22.43%

Ratios/Supplemental Data:
  Net assets, end of year (in millions)                  $48,700    $47,319    $57,018    $45,764    $28,165
  Ratio of expenses to average net assets                    .65%       .63%       .61%       .62%       .64%
  Ratio of net income to average net assets                 1.95%      1.91%      1.84%      2.08%      2.56%

                                                               Class B          Class C    Class F
                                                        Year ended   Mar 15     Mar 15     Mar 15
                                                         April 30, to Apr 30, to Apr 30, to Apr 30,
                                                           2001     2000/2/   2001/2/   2001/2/

Net Asset Value, Beginning of Period                      $29.11     $26.93     $28.32     $28.37

  Income from Investment Operations:
    Net investment income1                                   .29        .02       (.02)       .01
    Net gains on securities
      (both realized and unrealized)1                       3.22       2.16       1.40       1.41

      Total from investment operations                      3.51       2.18       1.38       1.42
  Less Distributions:
    Dividends (from net investment income)                  (.41)     _         _         _
    Distributions (from capital gains)                     (2.50)     _        _          _
      Total distributions                                  (2.91)     _         _         _

Net Asset Value, End of Period                            $29.71     $29.11     $29.70     $29.79

Total Return/3/                                           12.68%      8.10%      4.87%      5.01%

Ratios/Supplemental Data:
  Net assets, end of period (in millions)                   $289       $34         $36        $16
  Ratio of expenses to average net assets                   1.42%       .17%       .23%       .12%
  Ratio of net income to average net assets                  .99%       .08%     _           .04%


                                                                  Supplemental Data - All Classes
                                                                       Year ended April 30,
                                                           2001       2000       1999       1998       1997

Portfolio Turnover Rate                                    25.29%     26.24%     27.93%     17.61%     20.41%


/1/ Based on average shares outstanding.
/2/ Based on operations for the period shown and, accordingly, not representative of a full year.
/3/Total returns exclude all sales charges, including contingent deferred sales charges.


(photo of fireplace)

Report of Independent Accountants

To the Board of Directors and Shareholders of Washington Mutual Investors Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Washington Mutual Investors Fund, Inc. (the "Fund") at April 30, 2001, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles in the United States of America. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion expressed above.

(signature Price Wtaerhouse)
Los Angeles, California
May 31, 2001

Tax Information for the Year Ended April 30, 2001 (unaudited)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

                                                  Dividends and distributions    Dividends and distributions
                                                       per Class A share              per Class B share

                                                   From net       From net       From net        From net
                                                  investment      realized      investment       realized
To shareholders of record   Payment date            income     long-term gains    income      long-term gains

June 16, 2000               June 19, 2000            $.145           _           $.1062            _
September 22, 2000          September 25, 2000       .145            _            .1060            _
December 22, 2000           December 26, 2000        .145          $2.495          .0866          $2.495
March 15, 2001              March 16, 2001           .145            _            .1110            _


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, all of the dividends paid by the Fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 5% of the dividends paid by the Fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

The Fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Since the amounts above are reported for the Fund's fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2002 to determine the calendar year amounts to be included on their 2001 tax returns. Shareholders should consult their tax advisers.


Share Results: Class B, Class C, and Class F (unaudited)

Average annual compound returns for periods ended March 31, 2001 (the most recent calendar quarter):

Class B Shares                                           1 year   Life of class*

  Reflecting applicable contingent deferred sales
    charge (CDSC), maximum of 5%, payable
    only if shares are sold.                             +2.58%       +11.75%
  Not reflecting CDSC                                    +7.45%       +15.56%

Class C and Class F Shares
  Results for these shares are not shown because of the brief time between their introduction on March 15, 2001, and the end of the period.

*From March 15, 2000, when B shares first became available.

Shareholder Services
(graphic: American Funds Logo)

American FundsLine(R)
(graphic phone)

     Use our 24-hour automated phone system for fund information and transactions.

FundsLine Online(R)
(graphic computer)

     Visit our Web site when you want to access your account, download a prospectus, or find fund information.

Reduced sales charge
(graphic coins)

     Larger purchases may qualify for a reduced sales charge. To help reach a breakpoint, you may _ - Add your present purchase to the value of all eligible household accounts and/or
     -  Add your present purchase to purchases
        you intend to make over 13 months Assets in money market funds generally do not apply when determining sales charges.

Retirement plans
(graphic signpost)

     A wide range of fund choices for individual and company-sponsored retirement plans.

American FundsLink(SM)
(graphic building)

     Link your fund account to your bank account for direct transfers between the two and to purchase shares using American FundsLine or FundsLine OnLine.

Automatic transactions
(graphic calendar)

     Use this service when you want to purchase, sell and exchange shares on a regular basis.

Flexible dividend options
(graphic magician)

     Use your dividend and capital gain distributions to meet your changing needs. You may _ - Invest dividends and capital gain distributions back into the fund
     -  Diversify by investing dividends and
        capital gain distributions into another
        American Fund
     -  Take dividends in cash
     -  Have dividends paid directly to
        someone else
     Because certain transactions have restrictions or tax consequences, please consult your financial adviser before requesting changes.

Would you like more information?

Your financial adviser will be happy to explain these services in greater detail, or you maycontact American Funds Service Company.

To contact American Funds Service Company:
Shareholder Services Representative _
     8 a.m. to 8 p.m. Eastern time, Monday - Friday _ 800/421-0180 American FundsLine _ 24-hour automated telephone system _ 800/325-3590 FundsLine OnLine _ Web site _ americanfunds.com By mail _ Write to the service center nearest you. (If you live outside the United States, please write to the Western service center.)

Western (graphic Westren U.S.)

American Funds
Service Company
P.O. Box 2205
Brea, CA 92822-2205


West Central
(graphic West Central U.S.)

American Funds
Service Company
P.O. Box 659522
San Antonio, TX 78265-9522


East Central
(graphic East Central U.S.)

American Funds
Service Company
P.O. Box 6007
Indianapolis, IN 46206-6007


Eastern (graphic Eastern U.S.)

American Funds
Service Company
P.O. Box 2280
Norfolk, VA 23501-2280


Please obtain the applicable prospectuses from your financial adviser or our Web site and read them carefully before investing or sending money. American Funds reserves the right to terminate or modify these services.

Directors

Stephen Hartwell
Chairman of the Board
Chairman, Washington Management Corporation

James H. Lemon, Jr.
Vice Chairman of the Board
Chairman and Chief Executive Officer,
The Johnston-Lemon Group, Incorporated

Harry J. Lister
President of the Fund
Director and President,  Washington Management Corporation

Cyrus A. Ansary
President,
Investment Services International Co. LLC

Fred J. Brinkman
Retired Senior Partner,
Arthur Andersen, LLP

Daniel J. Callahan III
Vice Chairman and Treasurer,
The Morris and Gwendolyn Cafritz Foundation

James C. Miller III
Counselor,
Citizens for a Sound Economy

T. Eugene Smith
President,
T. Eugene Smith Inc.

Leonard P. Steuart, II
Vice President,
Steuart Investment Company

Margita E. White
President,
Association for Maximum Service Television Inc.

Advisory Board

Charles A. Bowsher
Retired Comptroller General of the United States

Mary K. Bush
President,
Bush International Inc.

Louise M. Cromwell
Senior Counsel, Shaw Pittman

Katherine D. Ortega
Former Treasurer of the United States

C. Richard Pogue
Retired Executive Vice President,
Investment Company Institute

Linda D. Rabbitt
President,
Rand Construction Corporation

William J. Shaw
President and Chief Operating Officer,
Marriott International

J. Knox Singleton
President and Chief Executive Officer,
INOVA Health System

William B. Snyder
General Partner,
Merastar Partners Limited Partnership

Robert F. Tardio
Senior Managing Director,
PA Consulting Group

Directors Emeritus

Bernard J. Nees
Chairman Emeritus of the Fund

Charles T. Akre
Of Counsel, Miller & Chevalier, Chartered

Dr. Nathan A. Baily
Management, Marketing and Education Consultant

John A. Beck
Of Counsel, Reed Smith Shaw & McClay

Stephen G. Yeonas
Chairman and Chief Executive Officer,
Stephen G. Yeonas Company

Other Officers

Jeffrey L. Steele
Executive Vice President of the Fund
Director and Executive Vice President,
Washington Management Corporation

Howard L. Kitzmiller
Senior Vice President, Secretary and
Assistant Treasurer of the Fund
Director, Senior Vice President,
Secretary and Assistant Treasurer,
Washington Management Corporation

Ralph S. Richard
Vice President and Treasurer of the Fund
Director, Vice President and Treasurer,
Washington Management Corporation

Lois A. Erhard
Vice President of the Fund
Vice President,
Washington Management Corporation

Michael W. Stockton
Assistant Vice President, Assistant Secretary and Assistant Treasurer of the Fund
Vice President, Assistant Secretary
and Assistant Treasurer,
Washington Management Corporation

J. Lanier Frank
Assistant Vice President of the Fund
Assistant Vice President,
Washington Management Corporation

Ashley L. Shaw
Assistant Secretary of the Fund
Assistant Secretary,
Washington Management Corporation

Offices of the Fund and of the Business Manager

Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005-3585
202/842-5665

Investment Adviser

Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1443

135 South State College Boulevard
Brea, CA 92821-5823

Custodian of Assets

The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081-0001

Counsel

Thompson, O'Donnell, Markham, Norton & Hannon
805 Fifteenth Street, NW
Washington, DC 20005-2216

Transfer Agent

American Funds Service Company
(Please write to the address nearest you)

P.O. Box 2205
Brea, CA 92822-2205

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

PO. Box 2280
Norfolk, VA 23501-2280

Independent Accountants

PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-3405

Principal Underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462


This report is for the information of shareholders of Washington Mutual Investors Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2001, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

For information about your account or any of the Fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit us at americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

(group photo and model of Mt. Vernon)
From left to right: Harry J. Lister; James H. Lemon, SR.; Stephen Hartwell; and Jeffrey L. Steele.

Mount Vernon in Miniature

Photographs throughout this report illustrate the remarkable attention to detail given the fully functional rendition of George Washington's home, Mount Vernon, pictured above. Five years in the making by miniaturists and artisans, the copy mirrors the Mansion in every way, simply in one-twelfth scale.

George Washington spent over 40 years at Mount Vernon, enlarging it with additions and enhancing it with decoration to make the estate in which he and his wife continually entertained arguably the most famous house in America at its time. The model truly captures the distinctive personality of the home and, by extension, George Washington himself.

The replica is currently touring select presidential libraries throughout the United States; more information on both the exhibit and Mount Vernon itself can be found at mountvernon.org.

We would like to thank the Mount Vernon Ladies' Association for allowing us to use the painting and model of Mount Vernon throughout this report.

(recycle symbol)


Printed on recycled paper

WMIF-011-060

(back outside cover)

(full page photo of Mt.Vernon)

(American Funds Logo)

(logo Washington Mutual Investors funds)

Washington Mutual Investors Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
202/842-5665